Exhibit 10.60

FIRST AMENDMENT

TO

ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (“Amendment”) is entered into on August 15, 2005, by and among Bates Private Capital Incorporated, an Oregon corporation (“Seller”), John E. Bates (“Bates”), Rob J. Lee (“Lee”), Nancy S. Ranchel (“Ranchel”), Michael D. Weiner (“Weiner”) and Jennifer L. Stout (“Stout”), LECG, LLC, a California limited liability company (“Purchaser”), and LECG Corporation, a Delaware corporation (“Parent”).  Bates, Lee, Ranchel, Weiner and Stout are individually referred to herein each as a “Principal” and collectively as the “Principals.”  The Seller and the Principals are collectively referred to herein as the “Seller Entities.”

RECITALS

A.                                   Purchaser, Parent and the Seller Entities are parties to that certain Asset Purchase Agreement dated as of August 1, 2005 (the “Asset Purchase Agreement”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Asset Purchase Agreement.

B.                                     Purchaser, Parent and the Seller Entities wish to amend the Asset Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.                                       Definition of “Territory.”  The definition of “Territory” in Section 1 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

“Territory” means those locations within the United States and within other countries throughout the world, if any, where Seller conducts the Business as of the Closing Date.

2.                                       Errors and Omissions Insurance.  Section 12.6 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

Errors and Omissions Insurance.  Seller will have obtained an extension of its existing errors and omissions insurance coverage for the twelve (12) months immediately following the Closing Date (the “Errors and Omissions Tail Policy”).  The Errors and Omissions Tail Policy will name Purchaser and Parent as additional insureds.

3.                                       No Further Modification or Amendment.  Except as expressly set forth herein, the Asset Purchase Agreement has not been modified or amended in any respect and continues in full force and effect on the date hereof.

4.                                       Counterparts.  This Amendment may be signed in two or more counterparts, each signed by one or more of the parties hereto so long as each party will sign at least one counterpart of this Amendment, all of which taken together will constitute one and the same instrument.  Signatures delivered by facsimile or electronic file format will be treated in all respects as originals.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

PURCHASER:	PARENT:

LECG, LLC	LECG Corporation,
A California limited liability company	A Delaware corporation

By:	LECG Corporation	By:	/s/ John C. Burke
Its:	Sole Manager

By:	/s/ John C. Burke	Its:	CFO

Its:	CFO

SELLER ENTITIES:

Bates Private Capital, Incorporated an Oregon corporation

By:	/s/ Rob J. Lee

Its:	President

/s/ John E.Bates
John E. Bates

/s/ Rob J. Lee
Rob J. Lee

/s/ Nancy S. Ranchel
Nancy S. Ranchel

/s/ Michael D. Weiner
Michael D. Weiner

/s/ Jennifer L. Stout
Jennifer L. Stout